UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2024

Faraday Future Intelligent Electric Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39395	84-4720320
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

18455 S. Figueroa Street
Gardena, CA	90248
(Address of principal executive offices)	(Zip Code)

(424) 276-7616

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FFIE	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $11.50 per share	FFIEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 21, 2024, Faraday Future Intelligent Electric Inc. (the “Company”) received written notice (the “Nasdaq Letter”) from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company is delinquent in filing its Quarterly Report on Form 10-Q for the period ended March 31, 2024 (the “Form 10-Q”), which may serve as an additional basis for the delisting of the Company’s securities from The Nasdaq Stock Market LLC. The Nasdaq Letter advises that the Nasdaq Hearings Panel (the “Panel”) will consider the additional delinquency in rendering a determination regarding the Company’s continued listing on The Nasdaq Capital Market.

The Company previously filed a Form 12b-25 with the U.S. Securities and Exchange Commission on May 16, 2024, disclosing that it was unable to file the Form 10-Q within the prescribed time period without unreasonable effort or expense due to the significant delay in the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 (the “Form 10-K”), which resulted in the Company’s accounting team being delayed in the compilation and preparation of the Company’s financial statements for the first quarter ended March 31, 2024. The Company is working diligently to compile the information required to be included in the Form 10-Q.

As previously reported, on December 28, 2023, Nasdaq notified the Company that the bid price of its listed securities had closed at less than $1.00 per share over the previous 30 consecutive business days and, as a result, did not comply with Listing Rule 5550(a)(2). The Company was provided 180 calendar days, or until June 25, 2024, to regain compliance with this rule.

On April 18, 2024, Nasdaq notified the Company that since it had not yet filed its Form 10-K it no longer complied with Listing Rule 5250(c)(1). Pursuant to Listing Rule 5810(c)(2)(A), this deficiency is now an additional basis for delisting.

On April 24, 2024, the Company received a letter from Nasdaq indicating that the Company was not in compliance with Nasdaq Listing Rule 5810(c)(3)(A)(iii), as the Company’s securities had a closing bid price of $0.10 or less for ten consecutive trading days. The letter indicated that, as a result, the Nasdaq staff had determined to delist the Company’s securities from The Nasdaq Capital Market (the “Delisting Determination”).

On May 1, 2024, the Company timely requested a hearing to appeal the Delisting Determination and requested an extended stay of the suspension pending such hearing with the Panel.

The Company is considering all potential options available to it to regain compliance with the aforementioned rules.

Item 7.01. Regulation FD Disclosure

On May 28, 2024, the Company issued a press release announcing its receipt of the Nasdaq Letter. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 of this report (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18, of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward Looking Statements

This Current Report on Form 8-K includes “forward looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. Forward-looking statements are based on the Company’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond the Company’s control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the Company’s ability to develop a plan to regain compliance with the continued listing criteria of Nasdaq; Nasdaq’s acceptance of such plan; the Company’s ability to execute such plan and to continue to comply with applicable listing standards within the available cure period; risks arising from the potential suspension of trading of the Company’s common stock on Nasdaq; and other risks, uncertainties and factors detailed in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the Securities and Exchange Commission (“SEC”) on March 9, 2023, as amended by the Form 10-K/A filed with the SEC on August 21, 2023, and as further amended by its Quarterly Report on Form 10-Q/A for the period ended March 31, 2023, its Quarterly Reports on Form 10-Q for the periods June 30, 2023 and September 30, 2023, and other documents filed by the Company from time to time with the SEC, including the Company’s Current Report on Form 8-K filed with the SEC on December 27, 2023, as amended by the Form 8-K/A filed with the SEC on December 28, 2023. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

No.	Description of Exhibits
99.1	Press release dated May 28, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

Date: May 28, 2024	By:	/s/ Jonathan Maroko
	Name:	Jonathan Maroko
	Title:	Interim Chief Financial Officer

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